FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)        February 28, 2006
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                                Tower Group, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                       000-50990               13-3894120
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(State or other jurisdiction or     Commission File Number:      (IRS Employer
        incorporation)                                       Identification No.)

  120 Broadway, 14th Floor, New York, NY                         10271
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 (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code           (212) 655-2000
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         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.133-4(c))

Section 8 - Other Events

Item 8.01 Other Events
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The following exhibits are filed as part of this report.

Number                 Description

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99.1  Copy of press release issued by Tower Group, Inc. dated February 28, 2006.


This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                     Tower Group, Inc.
                                     -------------------------------------------
                                                        (Registrant)

Date      February 28, 2006
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                                     /s/ Steven G. Fauth
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                                                        (Signature)*
                                     Steven G. Fauth
                                     Secretary and General Counsel


*Print name and title of the signing officer under his signature.